UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):
July 13, 2015 (July 13, 2015)

deltathree, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-28063	13-4006766
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)

1 Bridge Plaza

Fort Lee, New Jersey 07024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(212) 500-4850

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification of Rights of Security Holders.

On July 13, 2015 (the “Effective Time”), pursuant to the previously announced Agreement and Plan of Merger, dated as of May 12, 2015 (the “Merger Agreement”), by and among deltathree, Inc., a Delaware corporation (the “Company”), D4 Holdings, LLC, a Delaware limited liability company (“D4”), and D4 Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of D4 (“Merger Sub”). At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time of the Merger, other than shares of Common Stock (i) held by stockholders who are entitled to demand and who properly demand appraisal for such shares under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”) or (ii) held in the treasury of deltathree or by D4 or any direct or indirect subsidiary of deltathree or D4, will be converted into the right to receive $0.01 in cash, without interest and less any required withholding taxes (the “Merger Consideration”). At the Effective Time, stockholders of the Company immediately prior to the Effective Time (other than D4) ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration or to exercise dissenters rights pursuant to the DGCL) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

In accordance with the terms of the Merger Agreement, at the Effective Time, each of the directors of the Company immediately prior to the Effective Time resigned as directors of the Company and the directors of Merger Sub at the Effective Time became the directors of the Surviving Corporation (as defined in the Merger Agreement). At the Effective Time, the directors of the Surviving Corporation were as follows: David Stevanovski, Robert Stevanovski, and Charles Barker.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Certificate of Incorporation and Bylaws of the Company were amended and restated, pursuant to the Merger Agreement, which are filed as Exhibits 3.1and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1	Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deltathree, Inc.

Date: July 13, 2015	By:	/s/ Effi Baruch
	Name:	Effi Baruch
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company